Exhibit 99.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

ELEVENTH AMENDMENT TO PROGRAM AGREEMENTS

(EXTENSION OF EDUCATION ONE LOAN PROGRAM)

                This Eleventh Amendment to Program Agreements (this “Eleventh Amendment”) is entered into as of November 10, 2005, (the “Eleventh Amendment Effective Date”) and amends certain of the Program Agreements (as defined below) entered into by and among JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), (successor by merger to Bank One, National Association), The First Marblehead Corporation (“FMC”), and The Education Resources Institute, Inc. (“TERI”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the parties to the Program Agreements desire to amend the terms thereof as provided herein.

NOW, THEREFORE, in consideration of these presents and the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.              Definitions.

“Alternative Student Loan” means an education loan made to a student or parent to finance costs of higher education, which loan is not insured or guaranteed by any agency of the United States of America or of any State thereof.

 “Deposit and Security Agreement” means that certain agreement bearing that name entered into by and among JPMorgan Chase, FMC, TERI, and U.S. Bank, N.A. dated as of April 30, 2001, as amended.

“Direct to Consumer” (or “DTC”) loans are those Alternative Student Loans: (i) for which proof of enrollment, but no school certification, is required,; and (ii) are marketed directly to the public, through mass media, including without limitation, direct mail, telemarketing, television, radio and web-based marketing, and not through schools financial aid offices.

“Guaranty Agreement” means that certain amended and restated agreement bearing that name entered into by and between JPMorgan Chase and TERI dated as of May 13, 2002, as amended.

“Loan Origination Agreement” means that certain amended and restated agreement bearing that name entered into between JPMorgan Chase and TERI dated as of May 13, 2002, as amended.

“Note Purchase Agreement” means that certain amended and restated agreement bearing that name by and between FMC and Program Lender dated as of May 1, 2002, as amended.

“Originates” means, with respect to a Direct to Consumer Alternative Student Loan, the acts of (a) processing a loan application (whether directly, through an Affiliate, or through a third-party vendor)  and (b) funding such a loan pursuant to a note or credit agreement payable to JPMorgan Chase Bank, N.A. or any of its Affiliates.

“Program Agreements” means the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Deposit and Security Agreement, all as heretofore amended and as heretofore extended pursuant to an Extension Agreement dated November 1, 2002, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines (as defined therein).

II.            Amendments

A.            Program Extension.

1.             The Note Purchase Agreement is hereby amended by deleting the second paragraph of Section 10.01 thereof in its entirety and inserting the following in lieu thereof:

“Provided that the Guaranty Agreement remains in effect, this Agreement shall remain in full force and effect to and including March 31, 2010, and thereafter shall renew for additional one year terms unless either party gives written notice of termination at least 60 days prior to the then-effective expiration date.”

2.             The Guaranty Agreement is hereby amended by deleting Section 8.1 thereof in its entirety and inserting the following in lieu thereof:

“The  term of this Agreement  shall continue through March 31, 2010 and thereafter shall renew for additional one year terms unless either party gives written notice of termination at least 60 days prior to the then-effective expiration date.”

B.            Minimum Purchase Price.

1.             Subject to Section B.2. below, Section 2.05 of the Note Purchase Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.  Subject to Section B.2. below, all loans purchased under the Note Purchase Agreement after the Eleventh Amendment Effective Date shall be subject to the Minimum Purchase Price computations set forth on Exhibit A attached hereto, regardless of the date of origination or funding of the loans being purchased, except for any loans that are purchased in connection with the 2005-3  Securitization Transaction.

2.(a)        In the event that a DTC Election (as hereinafter defined) occurs, Section 2.05 of the Note Purchase Agreement as in effect immediately prior to the execution of this Eleventh Amendment shall be reinstated such that from and after the date of the DTC Election, Exhibit A to this Eleventh Amendment shall be of no further force or effect.  In such event, all loans purchased under the Note Purchase Agreement after the date of the DTC Election shall be subject to the Minimum Purchase Price computations in effect prior to this Eleventh Amendment, regardless of the date of origination or funding of the loans being purchased.   Subject to the provisions in Section 2(b) below, a “DTC Election” will be deemed to have occurred in the event that JPMorgan Chase Originates any Direct to Consumer Alternative Student Loans not subject to the Program Agreements.

                2.(b)        Notwithstanding the foregoing, or anything herein to the contrary, a DTC Election will not have occurred in the event that JPMorgan Chase Originates any DTC Alternative Student Loans as a result of: (i) the continued operation of  an Acquired Company’s (defined below) DTC Alternative Student Loan business; (ii) the direction of a will, trust or similar arrangement administered by JPMorgan Chase or an Affiliate that directs that the funds held therein be utilized for the provision of Alternative Student Loans; or (iii) any Limited Purpose (as defined below) new DTC Alternative Student Loan product that JPMorgan Chase requests to be subject to the Program Agreements, for which TERI and/or FMC elects not to exercise its Right of First Refusal (as defined below).  For purposes of this Section 2(b), JPMC shall provide written notice of its desire to Originate a new DTC Alternative Student Loan product to FMC and TERI outlining the Product Parameters (defined below) for such new DTC Alternative Student Loan product. FMC and TERI shall thereafter have a period of sixty (60) days (the “Right of First Refusal Period”) to provide written notice to JPMorgan Chase of whether they are willing to originate, guarantee and purchase loans made pursuant to such new DTC Alternative Student Loan product in accordance with the Product Parameters, and at a premium to be mutually agreed upon by the parties, but not less than [**]% (“Right of First Refusal”). If FMC and TERI do not exercise the Right of First Refusal within the Right of First Refusal Period, then JPMorgan Chase shall be free to Originate such new DTC Alternative Student Loan product without triggering a DTC Election hereunder, provided, that it is substantially similar to the Product Parameters contained within the Right of First Refusal notice referenced above.

                Product parameters, to be included in a Right of First Refusal proposal, shall include risk elements such as underwriting rules and required FICO scores, consumer pricing in rates and fees, repayment options, and permitted use of funds and sales price of the DTC Alternative Student Loans to FMC (“Product Parameters”).  A proposal under this Right of First Refusal shall also identify the specific target purpose or target market the proposal is intended to serve, including without limitation, DTC Alternative Student Loan programs for specific banking clients of JPMorgan Chase Bank, N.A. and a DTC Alternative Student Loan consolidation loan program (the “Limited Purpose”).  A Limited Purpose proposal shall not relate to DTC Alternative Student Loan programs for general distribution or mass marketing to the general public.

3.             The Note Purchase Agreement is hereby amended by deleting Section 2.02 thereof in its entirety and inserting the following in lieu thereof:

“JPMorgan Chase covenants and agrees that it shall expend the following amounts in each calendar year (pro-rated for any partial calendar years) solely in support of its marketing efforts for the Education One Loan Program:

(a)       2006:   [**] dollars ($[**]);

(b)       2007:   [**] dollars ($[**]);

(c)       2008:   [**] dollars ($[**]);

(d)       2009:   [**] dollars ($[**]); and

(e)       2010:   [**] dollars ($[**]).

4.             The Note Purchase Agreement is hereby amended by adding the following sentence at the end of Section 11.05 thereof:

“In the event that this Agreement is actually terminated by FMC solely on account of a material breach of the Agreement by Chase, after expiration of all applicable cure periods as set forth in the Program Agreements and FMC and TERI are in material compliance with their obligations under the Program Agreements, then JPMorgan Chase shall be prohibited from using, promoting and/or marketing DTC Alternative Student Loans under the “EDUCATION ONE” brand name until April 1, 2010.

C.                                   Acquisition of Entity with Existing Relationship.

In the event that any entity, which after the date hereof, becomes a JPMorgan Chase Affiliate either (a) as a result of, or in connection with, the acquisition of JPMorgan Chase & Co. (or a controlling interest in JPMorgan Chase & Co.) by another entity, (b) the acquisition of another entity or substantially all of the assets of another entity (or a controlling interest therein) by JPMorgan Chase or by a JPMorgan Chase Affiliate, or (c) as a result of the merger between JPMorgan Chase & Co. and another entity, (such other entity being referred to collectively as, the “Acquired Company”), and such Acquired Company has in effect agreement(s) with FMC and TERI or their respective Affiliates with respect to the purchase and sale, origination services and guaranty of DTC Alternative Student Loans (“Acquired Agreements”), JPMorgan Chase may, at its option, (i) notwithstanding any provision in such Acquired Agreements to the contrary, terminate the Acquired Agreements without any charge or penalty and consolidate the Acquired Company’s DTC Alternative Student Loan programs that were subject to the Acquired Agreements into the Program Agreements, or (ii) assume the rights and obligations of the Acquired Company under such Acquired Agreements, notwithstanding any provisions contained therein that might otherwise prohibit assignment or transfer of the Acquired Agreements.   Any such termination shall be upon three (3) months’ written notice and be effective no earlier than the closing of the transaction in which such other entity becomes an Acquired Company.  Notwithstanding such termination, any obligation of the Acquired Company to reimburse FMC for any costs or expenses incurred prior to the termination date for which the Acquired Company was obligated to provide reimbursement or repayment under the Acquired Agreements shall survive the early termination of the Acquired Agreements.

The parties shall also negotiate in good faith a transition that shall provide, inter alia, for (a) the wind down of loan originations during the three (3) month period prior to termination, and (b) the protection of the rights and obligations of the parties to consummate the purchase and sale of loans originated under terminated Acquired Agreements.

 D.           Volume Incentive.  The following Section 2.07 is hereby added to the Note Purchase Agreement:

“2.07. Volume Incentive. If, during any calendar year during the term of this Agreement, the total principal amount [**] of DTC Alternative Student Loans disbursed hereunder exceeds [**] dollars ($[**]), then the premiums to be paid pursuant to Section 2.05 of this Agreement shall be increased by [**] basis points [**]%) for all tiers of DTC Alternative Student Loans (the “Additional Volume Premium”).

Such increase in premium under Section 2.05 shall take effect with respect to loans made available for sale hereunder during the next calendar year.  The increased premium shall terminate at the end of any calendar year in which the total principal amount [**] of DTC Alternative Student Loans disbursed hereunder does not exceed [**] dollars ($[**]), but shall be reinstated if the above requirements are met in any subsequent calendar year during the Term of this Agreement.

FMC may elect, in its sole discretion and in satisfaction of Section 3.01(c)(2) of the Note Purchase Agreement, to pay (or cause a Purchaser Trust to pay) the Additional Volume Premium, without interest, not more than sixty (60) days after closing of the affected Securitization Transaction.”

E.                                      Damages For Failure To Purchase

                1.  The Note Purchase Agreement is hereby amended by adding the following sentence to the end of Section 2.03 (d):

“In the event that FMC or a Purchaser Trust fails to purchase Alternative Student Loans within a Closing Period, or in the case of Alternative Student Loans in pricing tiers 6, 7 and 8, within the applicable Purchase Period, in addition to the rights set forth herein, JPMorgan Chase shall have the right to immediately terminate this Agreement. “

F.             Servicing.

                1.             The Note Purchase Agreement is hereby amended by adding the following at the end of the definition of Servicer in Section 1 thereof:

“FMC and TERI hereby approve JPMorgan Chase as a servicer hereunder; provided, however, that the terms of any Servicing Agreement to be executed with JPMorgan Chase shall be reasonably satisfactory in form and substance to FMC and its counsel (an agreement substantially similar to that in place between FMC/Purchaser Trust and AES shall be deemed satisfactory for such purposes); provided, further, that this approval is contingent upon JPMorgan Chase obtaining and maintaining approval as a servicer from TERI pursuant to the Guaranty Agreement, which approval shall not be unreasonably withheld.”

G.            Change of Control

1.             The Guaranty Agreement is hereby amended by adding a new Section 8.3.Aas follows:

“(a)  “Change of Control” means:

(i)            The acquisition or a series of acquisitions within one hundred eighty (180) days of each other by any other entity, individual or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)), of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the common stock and/or other securities that have more than fifty percent (50%) of the combined voting power of the securities entitled to vote in the election of directors; or

(ii)           The sale of all or substantially all of the assets to any other entity, individual or group; or

(iii)          The reorganization, merger or consolidation in which the shareholders of The First Marblehead Corporation, or its parent company,  immediately before such event will not immediately thereafter own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated entity immediately following such reorganization, merger or consolidation.

(b)  This Agreement may be terminated by JPMorgan Chase in the event of a Change of Control of The First Marblehead Corporation, or its parent company, provided that (i) the Change of Control results from a transaction with a party listed on Schedule A-1 attached hereto (or any of their respective Affiliates) and (ii) written notice is provided by JPMorgan Chase within ninety (90) days of the closing of the transaction constituting the Change of Control.

(c)  In the event of a Change of Control of The First Marblehead Corporation, or its parent company, that results from a transaction with a party listed on Schedule A-2 attached hereto, JPMorgan Chase may, by written notice delivered within ninety (90) days of the closing of the transaction constituting the Change of Control, elect that effective as of the date that is three hundred and sixty-five (365) days following such Change of Control that the annual minimum marketing commitment set forth in Section 2.02 of the Note Purchase Agreement is deleted in its entirety and shall be of no further force and effect; provided, further, that if such Change of Control occurs in either the 2006 or 2007 calendar years, the annual minimum marketing commitment set forth in Section 2.02 of the Note Purchase Agreement for such year(s) shall be [**] dollars ($[**]).”

2.             Schedules A-1 and A-2, in the forms attached to this Eleventh Amendment as Schedule A-1 and A-2, are hereby adopted as Schedule A to the Guaranty Agreement.

H.            Full Force and Effect. In all other respects, except as expressly amended herein, the Program Agreements, as amended hereby, are hereby ratified and confirmed and shall remain in full force and effect.

I.              Counterparts.  This Agreement may be simultaneously executed in several counterparts, which may be exchanged by facsimile, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

                IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be executed by their duly authorized officers as of the date above first written.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

THE EDUCATION RESOURCES INSTITUTE, INC.

By:	Willis J. Hulings III
Name:	Willis J. Hulings III
Title:	President & CEO

THE FIRST MARBLEHEAD CORPORATION

By:	Jack L. Kopnisky
Name:	Jack L. Kopinsky
Title:	CEO & President

Schedule A-1

[**]

Schedule A-2

1.           Any company that is a bank holding company subject to regulation by the Federal Reserve Board or the Office of Thrift Supervision, or any of such bank holding company’s Affiliates.

2.           Any student loan competitor.  For purposes hereof, a student loan competitor is any entity (including taking into account such entity’s Affiliates) which, in the calendar year prior to the date of the Change of Control, marketed, originated, or purchased (whether directly or through a secondary market facilitated by such entity) at least [**] dollars ($[**]) in Alternative Student Loans and/or FFELP loans made under Title IV, Part B of the Higher Education Act of 1965, as amended.

EXHIBIT A

2.05.    Minimum Purchase Price.

                On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor.  For purposes of this Agreement the term “Minimum Purchase Price” shall mean the sum of the following amounts [**]:

(a)          The unpaid principal amount [**]; plus

(b)         All accrued and unpaid interest [**]; plus

(c)          All fees paid by JPMorgan Chase to TERI [**]; plus

(d)         The amount of any Guaranty Fees paid by JPMorgan Chase to TERI [**]; plus

(e)          A marketing fee and loan premium, [**] as follows (for tier references see Schedule 3.3 of the Guaranty Agreement):

WITH RESPECT TO EDUCATION ONE LOANS (EXCLUDING CAMPUS ONE AND CORPORATE ADVANTAGE):

1.               with respect to K-12 Creditworthy Loans, [**]%;

2.               with respect to Continuing Education Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4, [**]% for tier 5 and [**]% for tiers 6-8;

3.               with respect to Undergraduate Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4, [**]% for tier 5 and [**]% for tiers 6-8; and;

4.               with respect to Graduate Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4, [**]% for tier 5 and [**]% for tiers 6-8.

WITH RESPECT TO CAMPUS ONE LOANS:

5.               with respect to Bank One Campus Loan Program Continuing Education Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4;

6.               with respect to Bank One Campus Loan Program Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3, 4, 5 & 6 as well as the tier for Creditworthy Undergraduate Students;

7.               with respect to Bank One Campus Loan Program Graduate Creditworthy Loans, [**]% for tiers 1, 2, 3, 4, 5 & 6 as well as the tier for Creditworthy Graduate Students;

8.               with respect to Bank One Campus Loan Program Graduate Credit-ready Loans, [**]%;

9.               with respect to Bank One Campus Loan Program  Undergraduate Creditworthy Health Profession Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession Loans; and Residency Creditworthy Health Profession Loans; [**]% for tiers 1, 2, 3, 4, 5 & 6 as well as the tier for Creditworthy HPL Students;

10.         with respect to Bank One Campus Loan Program Graduate Credit-ready Health Profession Loans; Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**]%;

11.         with respect to Bank One Campus Gold Loan Program Continuing Education Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4;

12.         with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3, 4, 5 & 6 as well as the tier for Creditworthy Undergraduate Students;

13.         with respect to Bank One Campus Gold Loan Program Graduate Creditworthy  Loans, [**]% for tiers 1, 2, 3, 4, 5 & 6 as well as the tier for Creditworthy Graduate Students;

14.         with respect to Bank One Campus Gold Loan Program Graduate Credit-ready  Loans, [**]%;

15.         with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Health Profession  Loans; Graduate Creditworthy Health Profession  Loans; Accelerated Creditworthy Health Profession  Loans; and Residency Creditworthy Health Profession  Loans, [**]% in tiers 1, 2, 3, 4, 5,& 6 as well as the tier for Creditworthy HPL Students;

16.         with respect to Bank One Campus Gold Loan Program Graduate Credit-ready Health Profession  Loans; Accelerated Credit-ready Health Profession  Loans; and Residency Credit-ready Health Profession  Loans, [**]%.

WITH RESPECT TO ED ONE CORPORATE ADVANTAGE LOANS:

17. with respect to K-12 Creditworthy Loans, [**]%;

18. with respect to Continuing Education Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4 and [**]% for tier 5 and [**]% for tier 6-8;

19. with respect to Undergraduate Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4 and [**]% for tier 5 and [**]% for tier 6-8; and

20. with respect to Graduate Creditworthy Loans, [**]% for tiers 1-3, [**]% for tier 4 and [**]% for tier 5 and [**]% for tier 6-8.

The Minimum Purchase Price shall include reimbursement of any subsequent guaranty fees due from Lender to TERI for administrative costs of default under Section 3.3(d) of the Guaranty Agreement. As with all other subsequent guaranty fees, Program Lender may elect either: (i) to pay the fees and be reimbursed under this clause, or (ii) to have the Purchaser Trust pay the fees directly.